AQR FUNDS

Supplement dated January 14, 2026 (“Supplement”)

to the Class I, Class N and Class R6 Summary Prospectus and Prospectus,

each dated May 1, 2025 (“Summary Prospectus” and “Prospectus”, respectively),

of the AQR Diversifying Strategies Fund (“Fund”)

This Supplement updates certain information contained in the Summary Prospectus and Prospectus. Please review this important information carefully. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 219512, Kansas City, MO 64121-9512.

1.	Effective immediately, the section titled “Fund Summary—Portfolio Managers” of the Fund’s Summary Prospectus and Prospectus, in each case beginning on page 9, is restated in its entirety as follows:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
John M. Liew, Ph.D., M.B.A.	January 31, 2023	Founding Principal of the Adviser
Jordan Brooks, Ph.D., M.A.	January 1, 2022	Principal of the Adviser
John J. Huss	January 1, 2022	Principal of the Adviser
Bryan Kelly, Ph.D.	May 1, 2023	Principal of the Adviser
Laura Serban, Ph.D.	January 14, 2026	Principal of the Adviser
Erik Stamelos	June 3, 2024	Managing Director of the Adviser

2.	Effective immediately, the section titled “Management of the Funds—Portfolio Managers of the Adviser” of the Prospectus, beginning on page 26, is restated in its entirety as follows:

Portfolio Managers of the Adviser

The Adviser utilizes a team-based and integrated approach to its investment management process, including strategy development, research, portfolio implementation, risk management and trading execution. The Adviser’s investment decisions are based on quantitative analysis of a specified universe of securities or other assets. This quantitative analysis relies on proprietary models to generate views on securities or other assets and applies them in a disciplined and systematic process. The Adviser’s research, portfolio implementation and trading teams supervise the day-to-day execution of these models and continuously research ways to enhance their efficiency. Senior portfolio managers oversee this process while junior portfolio managers and portfolio implementation specialists provide appropriate oversight of the day to day details of the Fund’s portfolio.

Each of the portfolio managers listed below is a member of the applicable portfolio management team that oversees the Adviser’s investment management process for one or more of the investment strategies employed by the Fund.

Fund	Portfolio Managers
AQR Diversifying Strategies Fund	John M. Liew, Ph.D., M.B.A.
Jordan Brooks, Ph.D., M.A.
John J. Huss
Bryan Kelly, Ph.D.
Laura Serban, Ph.D.
Erik Stamelos

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

John M. Liew, Ph.D., M.B.A., is a Founding Principal of the Adviser. Dr. Liew cofounded the Adviser in 1998 where he oversees research and portfolio management and is a member of the firm’s Executive Committee. Dr. Liew earned a B.A. in economics, and an M.B.A. and a Ph.D. in finance, each from the University of Chicago.

Jordan Brooks, Ph.D., M.A., is a Principal of the Adviser. Dr. Brooks joined the Adviser in August 2009 and is Co-Head of the Macro Strategies Group. He earned a B.A. in economics and mathematics from Boston College, and an M.A. and a Ph.D., both in economics, from New York University in 2009.

John J. Huss is a Principal of the Adviser. Mr. Huss rejoined the Adviser in 2013 and is Head of Integrated Research and Co-Head of the Macro Strategies Group. Mr. Huss earned an S.B. in mathematics from the Massachusetts Institute of Technology.

Bryan Kelly, Ph.D., is a Principal of the Adviser. Dr. Kelly joined the Adviser in 2018 and is Head of Machine Learning and a portfolio manager on the Global Stock selection team of the Adviser. He earned an A.B. in economics from the University of Chicago, an M.A. in economics from the University of California, San Diego and a Ph.D. in finance from New York University.

Laura Serban, Ph.D., is a Principal of the Adviser. Dr. Serban joined the Adviser in 2011 and is a senior member of the Adviser’s Global Stock Selection team. She earned a B.A. in applied mathematics and economics, an S.M. in computer science and a Ph.D. in business economics, all from Harvard University.

Erik Stamelos is a Managing Director of the Adviser. Mr. Stamelos joined the Adviser in 2014 and is a portfolio manager on the Macro Strategies team. Mr. Stamelos earned an A.B. in economics from Harvard University.

From time to time, a manager, analyst, or other employee of the Adviser or any of its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Adviser or any other person within the Adviser’s organization. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

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